Vanguard Convertible Securities Fund

Supplement to the Prospectus

Important Changes to Vanguard Convertible Securities Fund

Vanguard Convertible Securities Fund is now open to new accounts for personal investors, and shareholders are no longer subject to a $25,000 annual investment limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. There is no specific time frame for when the Fund will reopen to these Vanguard clients.

The Fund may modify these transaction policies at any time and without prior notice to shareholders.

You may call Vanguard for more detailed information about the Fund’s transaction policies. Investors in nonretirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188.

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